UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          _____________________________

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                          _____________________________

        Date of Report (Date of earliest event reported): April 27, 2005

                            HUB INTERNATIONAL LIMITED
             (Exact name of Registrant as specified in its charter)

                                     Canada
                 (State or Other Jurisdiction of Incorporation)

            1-31310                                     36-4412416
    (Commission File Number)             (I.R.S. Employer Identification Number)

                          _____________________________


               55 East Jackson Boulevard, Chicago, Illinois 60604
                                 (877) 402-6601
          (Address of principal executive offices and telephone number, including area code)

                                       n/a
          (Former name or former Address, if changed since last Report)

                          _____________________________


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 2.02. Results of Operations and Financial Condition.

     On April 27, 2005, Hub International Limited issued a press release announcing its financial results for the first quarter ended March 31, 2005. A copy of the press release is attached to this Current Report on Form 8-K as
Exhibit 99.1 and is incorporated herein by reference.

     The foregoing information, including the information contained in the press release, is being furnished pursuant to this Item 2.02 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

                                  EXHIBIT INDEX


   Exhibit     Description
   -------     -----------

   99.1        Press release of Hub International Limited dated April 27, 2005.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2005

                                             HUB INTERNATIONAL LIMITED


                                             By: /s/ Marianne D. Paine
                                                 -------------------------------
                                             Name:   Marianne D. Paine
                                             Title:  Chief Legal Officer